UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: August 7, 2003
                        (Date of earliest event reported)

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

            DELAWARE                      333-56857             39-1927923
            DELAWARE                    333-56857-01            39-1928505
            DELAWARE                    333-56857-02            52-2055893
(State or other jurisdiction of   (Commission File Number) (I.R.S. Employer
         incorporation)                                   Identification Number)

                                  P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
           (Address of principal executive offices including zip code)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Item 5.  Other Events

This Current Report on Form 8-K includes the following items:

     -- On August 7, 2003, Alliance Laundry Holdings LLC (the "Company") issued a press release announcing its earnings for the second quarter ending June 30, 2003. This press release is included as exhibit 99.1 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Systems LLC has duly caused this quarterly report to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Ripon, state of Wisconsin, on the 7th day of August 2003.


                Signature                                             Title                                      Date

          /s/ Thomas L'Esperance                                 Chairman and CEO                               8-7-03
-------------------------------------------                                                             -----------------------
            Thomas L'Esperance

           /s/ Bruce P. Rounds                       Vice President, Chief Financial Officer                    8-7-03
-------------------------------------------                                                             -----------------------
             Bruce P. Rounds



Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Corp. has duly caused this quarterly report to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Ripon, state of Wisconsin, on the 7th day of August 2003.



                Signature                                             Title                                      Date

          /s/ Thomas L'Esperance                                 Chairman and CEO                               8-7-03
-------------------------------------------                                                             -----------------------
            Thomas L'Esperance

           /s/ Bruce P. Rounds                       Vice President, Chief Financial Officer                    8-7-03
-------------------------------------------                                                             -----------------------
             Bruce P. Rounds



Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Holdings LLC has duly caused this quarterly report to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Ripon, state of Wisconsin, on the 7th day of August 2003.


                Signature                                             Title                                      Date

          /s/ Thomas L'Esperance                                 Chairman and CEO                               8-7-03
-------------------------------------------                                                             -----------------------
            Thomas L'Esperance

           /s/ Bruce P. Rounds                       Vice President, Chief Financial Officer                    8-7-03
-------------------------------------------                                                             -----------------------
             Bruce P. Rounds


EXHIBIT INDEX

Exhibit No.

99.1 Press Release dated August 7, 2003,regarding the earnings of Alliance Laundry Holdings LLC for the second quarter ended June 30, 2003.